UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2006

Interstate Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14331	52-2101815

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4501 North Fairfax Drive, Suite 800,	22203
Arlington, Virginia

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(703) 387-3100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 24, 2006 Interstate Hotels & Resorts, Inc. held an investor presentation for certain analysts. A copy of the investor presentation is attached as Exhibit 99.1 and the related Non-GAAP reconciliation is attached as exhibit 99.2 to this Current Report on Form 8-K and both are incorporated by reference into this Item. We will also be posting the complete investor presentation on our external website www.ihrco.com.

The information contained in Item 7.01 of this Current Report on Form 8-K (including the investor presentation) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K (including the investor presentation) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Investor presentation for Interstate Hotels & Resorts, Inc. dated May 24, 2006.

99.2 Reconciliation of Non-GAAP Financial Measures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interstate Hotels & Resorts, Inc.

May 24, 2006	By: /s/ Christopher L. Bennett

Name: Christopher L. Bennett
Title: Senior Vice President, General Counsel and
Secretary